UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2012 (November 14, 2012)

OxySure Systems, Inc. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	000-54137 (Commission File Number)	71-0960725 (IRS Employer Identification No.)

10880 John W. Elliott Drive, Suite 600, Frisco, TX (Address of principal executive offices)	75033 (Zip Code)

(972) 294-6450 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 14, 2012, OxySure Systems, Inc. (“OxySure” or the “Company”) issued a press release announcing the financial results for the Company’s fiscal quarter ended September 30, 2012 and that the Company was to host an investor conference call to discuss the quarterly results and update investors regarding corporate progress and developments. A copy of the press release is furnished with this report as Exhibit 99.1.

Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit 99.1 Press Release dated November 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2012

OXYSURE SYSTEMS, INC., a Delaware corporation
/s/ Julian T. Ross
BY:	Julian T. Ross
ITS:	Chief Executive Officer, President, Chief Financial Officer, and Secretary